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                  CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


We hereby consent to all references to Ryder Scott Company, L.P. and/or the reports prepared by Ryder Scott Company, L.P. included or incorporated by reference in Westport Resources Corporation's previously filed Registration Statement filed on Form S-1 (File No. 333-40422) in the Form 10-K for the year ended December 31, 2000.

                                     /s/ Ryder Scott Company, L.P.
                                         -------------------------
                                         RYDER SCOTT COMPANY, L.P.


March 15, 2001